UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2006

VALERO L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-16417	74-2956831
State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation		Identification No.)

One Valero Way
San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective January 3, 2006, the board of directors (the “Board”) of Valero GP, LLC (the “Company”), the general partner of the general partner of Valero L.P., upon the recommendation of the Compensation Committee of the Board, revised the compensation structure for members of the Board to specifically address compensation for a non-employee Chairman of the Board.

Under the revised compensation structure, a non-employee Chairman of the Board will receive a non-employee director retainer fee of $30,000 per year, $1,000 for each Board meeting attended in person, $500 for each Board meeting attended telephonically, and a non-employee Chairman of the Board retainer fee of $30,000 per year. Under the revised compensation structure, a non-employee Chairman of the Board will receive no fees for attending committee meetings.

Under the revised compensation structure, a non-employee Chairman of the Board will also receive an annual grant of $20,000 of restricted Valero L.P. Common Units from the Company’s 2000 Long-Term Incentive Plan, which will vest (become nonforfeitable) in equal annual installments over a three-year period.

Effective January 3, 2006 and due to his December 30, 2005 retirement as Chief Executive Officer of Valero Energy Corporation, William E. Greehey, who has been Chairman of the Board of the Company since January 1, 2002, became the non-employee Chairman of the Board. Accordingly, Mr. Greehey is eligible to receive the fees described above and equity compensation grants pursuant to the terms of the Plan as described above and in Valero L.P.’s Current Reports on Form 8-K (file no. 1-16417) dated April 26, 2005 (filed April 26, 2005) and September 1, 2005 (filed September 7, 2005) (which information is hereby incorporated by reference into this Current Report).

The form of agreement filed as an exhibit to the above-referenced Current Report on Form 8-K dated April 21, 2005, together with the Plan and the disclosures stated above, contain the material terms and conditions for compensation arrangements described in this Item. In reliance on Instruction 1 to Item 601(b)(10) of Regulation S-K, Valero L.P. is not filing any individual’s personal arrangement under the Plan.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit
Number	Description

*10.01	Valero GP, LLC Amended and Restated 2000 Long-Term Incentive Plan, as amended and restated November 16, 2005.

10.02

Form of Non-Employee Director Restricted Unit Agreement under Valero GP, LLC Amended and Restated 2000 Long-Term Incentive Plan – incorporated by reference to Exhibit 10.02 to Valero L.P.’s Current Report on Form 8-K dated April 21, 2005, and filed April 26, 2005.

_________

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO L.P.

	By:	Riverwalk Logistics, L.P. its general partner

		By:	Valero GP, LLC its general partner

Date: January 4, 2006			By:	/s/Amy L. Perry

			Name:	Amy L. Perry
			Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description	Incorporated by Reference to the Following Document

10.01	Valero GP, LLC Amended and Restated 2000 Long-Term Incentive Plan	*

10.02	Form of Non-employee Director Restricted Unit Agreement under Valero GP, LLC Amended and Restated 2000 Long-Term Incentive Plan	Valero L.P.’s Current Report on Form 8-K dated April 21, 2005, and filed April 26, 2005.

_________

* filed herewith

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